                                                                EXHIBIT 99.3


                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                 JUNE 30, 1996
                                  (UNAUDITED)


     The following unaudited pro forma condensed combined balance sheet as of June 30, 1996 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 give effect to the acquisition, which occurred in July 1996, of the IVD imaging business of Perceptive Scientific Instruments, Inc. ("PSI Acquisition") by International Remote Imaging Systems, Inc. ("IRIS"). The total purchase price of PSI is estimated to be $17.03 million, consisting of $9.1 million in cash, a $7.0 million subordinated debenture and a warrant to purchase 875,000 shares of IRIS common stock at $8.00 per share (warrant valued at $927,000). IRIS paid the cash portion of the purchase price with funds obtained from a bank under a $7.8 million term loan and a new $1.5 million revolving line of credit. The total purchase price is subject to adjustment based on the final closing financial statements of PSI as of June 30, 1996.

     The unaudited pro forma condensed combined balance sheet assumes the PSI Acquisition and the related financing were consummated on June 30, 1996 and the unaudited pro forma condensed combined statements of operations assume that each of these transactions occurred at the beginning of the periods presented. The PSI Acquisition will be accounted for as a purchase, with the assets acquired and the liabilities assumed being recorded at estimated fair value. A substantial portion of the purchase price, currently estimated to be $7.25 million ($4.57 million net of deferred tax benefit) will be allocated to in-process research and development. Under the purchase method of accounting, the amount allocated to in-process research and development will be charged to operations as of the purchase date. The write-off of in-process research and development from the PSI Acquisition is excluded from the pro forma statements of operations as it represents a non-recurring item. The adjustments included in the unaudited pro forma condensed combined financial statements represent the Company's preliminary determination of the purchase price allocation based upon available information and there can be no assurance that the actual adjustments will not differ significantly from the pro forma adjustments reflected in the pro forma financial information.


     The unaudited pro forma condensed combined financial statements are not necessarily indicative of the results that would have occurred if the foregoing transactions had been consummated as of the indicated dates or which may occur in the future. The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of IRIS and PSI, together with the related notes thereto, included elsewhere in this Form 8-K/A.

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
                  AND PERCEPTIVE SCIENTIFIC INSTRUMENTS, INC.

            PRO FORMA CONDENSED COMBINED BALANCE SHEET -- UNAUDITED
                                 JUNE 30, 1996
                                 (IN THOUSANDS)

                                                         ACQUISITION       PRO
                               HISTORICAL   HISTORICAL    PRO FORMA       FORMA
                                  IRIS         PSI       ADJUSTMENTS     COMBINED
                               ----------   ----------   -----------     --------
Cash and cash equivalents....   $   1,229    $     97      $   (97)(1)   $  1,229
Short-term investments.......       2,636          --                       2,636
Accounts
  receivable -- trade........       5,562       1,884                       7,446
Inventories..................       3,955         431                       4,386
Prepaid expenses and other...         342          35                         377
Deferred tax asset...........         801          --                         801
                                  -------     -------                     -------
          Total current
            assets...........      14,525       2,447                      16,875
Property and equipment,
  net........................       1,388         629                       2,017
Software development costs,
  net........................         558         610                       1,168
Deferred tax asset...........       3,594          --        2,683 (2)      6,277
Other assets.................       3,611          26        8,090 (1)     11,727
                                  -------     -------                     -------
          Total assets.......   $  23,676    $  3,712                    $ 38,064
                                  =======     =======                     =======
Notes payable................   $      --    $      6        3,700 (3)   $  3,706
Accounts payable.............       1,470         873                       2,343
Accrued expenses.............         902         785                       1,687
Service contracts -- deferred
  income.....................         722         253                         975
                                  -------     -------                     -------
          Total current
            liabilities......       3,094       1,917                       8,711
Payable to parent company....          --       7,706       (7,706)(1)         --
Notes payable................          --          11       12,400 (3)     12,411
Service contracts -- deferred
  income.....................         216          --                         216
                                  -------     -------                     -------
          Total
            liabilities......       3,310       9,634                      21,338
                                  -------     -------                     -------
Common stock.................          64           1           (1)(1)         64

Additional paid in capital...      33,931          --          927 (1)     34,858


Accumulated deficit..........     (13,629)     (5,923)       5,923 (1)    (18,196)
                                                            (4,567)(2)
                                  -------     -------                     -------
          Total stockholders'
            equity...........      20,366      (5,922)                     16,726
                                  -------     -------                     -------
          Total liabilities
            and stockholders'
            equity...........   $  23,676    $  3,712                    $ 38,064
                                  =======     =======                     =======


  See accompanying notes to pro forma condensed combined financial statements

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
                  AND PERCEPTIVE SCIENTIFIC INSTRUMENTS, INC.

       PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS -- UNAUDITED
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                         ACQUISITION
                               HISTORICAL   HISTORICAL    PRO FORMA      PRO FORMA
                                  IRIS         PSI       ADJUSTMENTS      COMBINED
                               ----------   ----------   -----------     ----------
Net sales....................   $  9,129     $  3,652                     $ 12,781
Cost of goods sold...........      4,495        1,459                        5,954
                                  ------       ------                      -------
Gross margin.................      4,634        2,193                        6,827
Selling, general and
  administrative expenses....      3,164        1,652         356 (6)        5,172
Research and development
  expenses...................        591          560                        1,151
                                  ------       ------                      -------
Operating income (loss)......        879          (19)                         504
Other income (expense):
  Interest and other
     income..................        168          (30)                         138
  Interest expense...........         (5)        (309)       (674)(4)         (679)
                                                              309 (5)
                                  ------       ------                      -------
Income (loss) before
  provision for income
  taxes......................      1,042         (358)                         (37)
Provision (benefit) for
  income taxes...............        175           --        (199)(7)          (24)
                                  ------       ------                      -------
Net income (loss)............   $    867     $   (358)                    $    (13)
                                  ======       ======                      =======
Net income (loss) per
  share......................   $   0.13                                  $  (0.01)
                                  ======                                   =======
Weighted average number of
  common shares and common
  share equivalents
  outstanding for the
  period.....................      6,915                     (595)(8)        6,320
                                  ======                     ====          =======


  See accompanying notes to pro forma condensed combined financial statements

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
                  AND PERCEPTIVE SCIENTIFIC INSTRUMENTS, INC.

       PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS -- UNAUDITED
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         ACQUISITION
                               HISTORICAL   HISTORICAL    PRO FORMA      PRO FORMA
                                  IRIS         PSI       ADJUSTMENTS     COMBINED
                               ----------   ----------   -----------     ---------
Net sales.....................  $  15,022    $  5,394                    $  20,416
Cost of goods sold............      7,361       2,353                        9,714
                                  -------      ------                      -------
Gross margin..................      7,661       3,041                       10,702
Selling, general and
  administrative expenses.....      5,090       3,235          724 (6)       9,049
Research and development
  expenses....................      1,220         308                        1,528
Acquisition of in-process
  research and development....      2,900          --                        2,900
                                  -------      ------                      -------
Operating income (loss).......     (1,549)       (502)                      (2,775)
Other income (expense):
  Interest and other income...        420           9                          429
  Interest expense............        (42)       (538)      (1,356)(4)      (1,398)
                                                               538 (5)
                                  -------      ------                      -------
Income (loss) before provision
  for income taxes............     (1,171)     (1,031)                      (3,744)
Provision (benefit) for income
  taxes.......................     (3,528)         --          (84)(7)      (3,612)
                                  -------      ------                      -------
Net income (loss).............  $   2,357    $ (1,031)                   $    (132)
                                  =======      ======                      =======
Net income (loss) per share...  $    0.37                                $   (0.02)
                                  =======                                  =======
Weighted average number of
  common shares and common
  share equivalents
  outstanding for the
  period......................      6,419                     (424)(8)       5,995
                                  =======                     =====        =======


  See accompanying notes to pro forma condensed combined financial statements

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                 JUNE 30, 1996
                                  (UNAUDITED)
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

 1. The Company purchased substantially all the net assets of PSI (excluding cash and the advances payable to PSI's parent) for total consideration of $17,027, consisting of the following:

            Cash paid at closing....................................... $  9,100
            Subordinated debenture due seller..........................    7,000
            Warrant to purchase 875,000 shares of common stock.........      927
                                                                         -------
                      Total consideration.............................. $ 17,027
                                                                         =======

    The actual allocation of the purchase price will be based on the estimated fair value of PSI's net tangible assets and intangible assets at the date of purchase. For purposes of the pro forma condensed combined balance sheet, the preliminary allocation has been estimated as follows:

            Net deficit at June 30, 1996............................... $ (5,922)
            Less cash not purchased....................................      (97)
            Add payable to parent company not assumed..................    7,706
            Net tangible assets as recorded by PSI.....................    1,687
            Excess cost over net assets acquired.......................   15,340
                      Total............................................ $ 17,027

    The excess cost over net assets acquired has preliminarily been allocated as follows:

            International distribution channel......................... $  4,910
            Acquired technology and know how...........................    3,180
                                                                         -------
                                                                           8,090
            In-process research and development........................    7,250
                                                                         -------
                                                                        $ 15,340
                                                                         =======

 2. The in-process research and development of $7,250 ($4,567 net of deferred tax benefit of $2,683) will be written off at the PSI Acquisition date and has been reflected as a pro-forma adjustment to accumulated deficit.

 3. The cash paid at closing of $9,100 was paid from funds obtained from a bank under a $7,800 term loan and a new $1,500 revolving line of credit, of which $1,300 was drawn down for the PSI Acquisition. Pro forma adjustments to notes payable consist of short-term bank debt of $3,700 and long-term bank debt and subordinated note payable to seller of $5,400 and $7,000, respectively.

 4. Represents interest expense on subordinated note to seller and bank debt incurred upon the PSI Acquisition.

 5. Represents the elimination of the interest expense on PSI's borrowings from its parent company not assumed by IRIS.

 6. Represents amortization of the intangibles over the following estimated useful lives: acquired technology and know how -- six years; and international distribution channel -- twenty-five years.

 7. To adjust the tax provision to the Company's historical effective tax rate. The tax benefit in 1995 includes a deferred tax benefit of $3,587 from reduction in the Company's deferred tax asset valuation allowance.

 8. Common share equivalents are not included in the calculation of pro forma net loss per share because the effect of including the common share equivalents would be anti-dilutive.